Exhibit 99.2
2005 Financial Information Fourth Quarter
Table of Contents

Earnings Release	Page 2

Consolidated Financial Highlights	Page 7

Consolidated Balance Sheets	Page 8

Average Consolidated Balance Sheets	Page 9

Average Consolidated Balance Sheets	Page 10
(Fully-tax Equivalent Interest Rates and Interest Differential)

Consolidated Statements of Income and Comprehensive Income	Page 11

Consolidated Statements of Income and Comprehensive Income	Page 12
(Linked Quarters)

Asset Quality Information	Page 13

Non Interest Income and Non Interest Expense Detail	Page 14

Allowance for Loan Losses — Net Charge-off Detail	Page 15

FirstMerit Corporation
III Cascade Plaza
Akron, Ohio 44308

Investor Relations:
Tom O’Malley
p. 330-384-7109

For Release January 19, 2006, 7:30 a.m. EST

Analysts: Tom O’Malley	Media: Jacque Sir Louis
(330) 384-7109	(330) 849-8877
FirstMerit Reports 14% Increase in Fourth Quarter 2005
and 32% Increase in Full Year 2005 Earnings Per Share
Fourth Quarter Highlights
•	Diluted earnings per share of $0.38

•	Net income of $31.2 million

•	Return on average common equity of 12.98%

•	Return on average assets of 1.21%
AKRON, Ohio, — January 19, 2006 — FirstMerit Corporation (Nasdaq: FMER) today announced full year 2005 net income of $134.0 million, or $1.60 per diluted share. This compares with $103.2 million, or $1.21 per diluted share, for 2004. For the fourth quarter of 2005, the Company reported net income of $31.2 million, or $0.38 per diluted share, compared with $28.4 million, or $0.33 per share, for the prior-year quarter.
Returns on average common equity (“ROE”) and average assets (“ROA”) for the full year were 13.86 % and 1.31%, respectively, compared with 10.49% and 1.00% for 2004. Fourth quarter ROE and ROA were 12.98% and 1.21%, respectively, compared with 11.49% and 1.12% for the prior-year quarter.
“In 2005 we moved forward on five major initiatives to enhance the value of the franchise,” said John R. Cochran, chairman and CEO. “Progress in credit quality is reflected in the $10.0 million reduction, or 17.97% decrease, in net charge-offs. In light of the flurry of increased charge-offs experienced at the end of the year due to changes in bankruptcy legislation, I am confident that we will advance further on our credit quality goals in 2006. Our focus on restoring asset quality did not impede our success regenerating revenue production. Revenue growth over the prior year was supported by solid gains in fee income from measures taken over this past year combined with the effect of longer-term investments in the development of our strong sales and service culture. I am also pleased with the course we have taken in de-leveraging our balance sheet. The ongoing restructuring of our earning asset mix has been vital to expanding our net interest margin and insulating it from volatility given the interest rate environment this past year.”
Mr. Cochran continued, “Diligence in expense management was demonstrated by an improved efficiency ratio including restraint on operating expenses, which grew less than 1% in 2005. Finally, the Company was resourceful with its capital management program

2

this past year, highlighted by the repurchase of over 2.4 million shares from the previously authorized 3.0 million share buyback program.”
Total revenue, defined as net interest income on a fully tax-equivalent (“FTE”) basis plus noninterest income net of securities transactions, totaled $540.2 million for 2005, compared with $530.8 million reported in 2004. FTE net interest income was $351.6 million for 2005, a decline of 0.54% from $353.5 million in 2004, slightly offset by the impact of a 2 basis point increase in the net interest margin to 3.73%. The execution of the Company’s balance sheet de-leverage strategy was instrumental in the expansion of the net interest margin. In 2005, the Company reduced its reliance on investment securities revenue, shrinking the average investment portfolio balance by $195.9 million, or 6.60%. During this time average loans grew $117.0 million, or 1.80%. The resulting $81.3 million decline in average earning assets in 2005 was closely matched with declines in higher cost time deposit accounts. For the fourth quarter of 2005, FTE net interest income was $88.2 million, compared with $88.0 million in the fourth quarter of 2004. In the fourth quarter of 2005, the average investment portfolio was $2.6 billion, down $212.0 million, or 7.49%, from the fourth quarter of 2004. Over that same time period, average loans increased $265.9 million, or 4.13%. Average investments accounted for 25.65% of average total assets in the quarter, compared with 27.98% for the fourth quarter of 2004, further reflecting the Company’s shift to a higher-yielding mix of earning assets.
Noninterest income excluding securities transactions totaled $188.5 million for 2005, compared with $177.3 million in 2004, an increase of $11.3 million, or 6.35%. Service charge on deposits increased $6.9 million, or 11.10%, while credit card fees increased $3.2 million, or 8.6%, acting as the primary drivers of the increase in annual noninterest income. For the fourth quarter of 2005, noninterest income, excluding securities transactions, was $47.5 million, an increase of $3.6 million, or 8.28%, compared with the fourth quarter of 2004. The increase was primarily due to the $3.8 million after tax other-than-temporary impairment charge for Federal National Mortgage Association and Federal Home Loan Mortgage Corporation perpetual preferred stock taken in the fourth quarter of 2004 and recorded in investment securities losses.
Noninterest expense totaled $313.5 million for 2005, compared with $311.9 million for 2004. The Company executed on its expense management initiative, holding operating expense growth to slightly under $1.6 million, or 0.5%, for the year and improving its efficiency ratio to 57.88%, compared with 58.60% for 2004. Noninterest expense totaled $79.3 million for the fourth quarter of 2005, compared with $80.3 million for the fourth quarter of 2004, a decrease of $1.0 million, or 1.25%. The efficiency ratio for the quarter was 58.26%, compared with 60.69% for the fourth quarter of 2004.
Net charge-offs totaled $45.5 million in 2005, compared with $55.4 million for 2004, or 0.69% and 0.85% of average loans, respectively. The $10.0 million, or 17.97%, reduction in net charge-offs reflects consecutive years of progress on the Company’s initiative for improving credit quality. During the fourth quarter of 2005, net charge-offs totaled $13.4 million, or 0.79% of average loans, compared with $12.6 million, or 0.78% of average loans for the fourth quarter of 2004. The increase in net charge-offs during the fourth quarter of 2005 resulted from $4.8 million in accelerated consumer bankruptcy

3

filings. As of December 31, 2005, nonperforming assets were $60.7 million, or 0.91% of period-end loans plus other real estate (“ORE”), compared with $45.9 million, or 0.71%, at December 31, 2004. The increase in nonperforming assets resulted from higher levels of ORE and a rise in nonaccrual loans due to deterioration in a small number of commercial credits during the fourth quarter of 2005, for which the Company has provided the appropriate reserves.
The Company recorded $38.4 million of loan loss provision expense in 2005, compared with loan loss provision expense of $73.9 million in 2004. Significant improvement in criticized commercial assets resulted in a decrease in required reserves. At December 31, 2005, criticized commercial assets accounted for 7.81% of total commercial loans, compared with criticized commercial asset levels of 9.64% at December 31, 2004, reflective of a $45.0 million decrease in criticized commercial assets. In the fourth quarter of 2005, loan loss provision expense was $10.9 million, compared with $9.4 million in the fourth quarter of 2004.
At December 31 2005, the allowance for loan losses was 1.35% of loans, compared with 1.51% at December 31, 2004. The allowance for credit losses is the sum of the allowance for loan losses and the reserve for unfunded lending commitments. For comparative purposes, the allowance for credit losses was 1.44% at December 31, 2005, compared with 1.47% at September 30, 2005, and 1.60% at December 31, 2004.
Assets at December 31, 2005 totaled $10.2 billion, compared with $10.1 billion at year-end 2004, representing an increase of $44.0 million, or 0.43%. Period-end loan growth of $253.2 million, or 3.94%, resulted primarily from growth in the commercial portfolio which increased $247.6 million, or 7.52%. Home equity loans increased $102.5 million, or 15.15%, offsetting targeted reductions in the Company’s installment and lease portfolios.
Deposits totaled $7.2 billion at December 31, 2005, a decline of 1.79% from $7.4 billion at December 31, 2004. Noninterest bearing demand deposit accounts (“DDA”) increased $53.2 million, or 3.62%, in 2005, easing pressure on the Company’s funding costs during a period of rising interest rates. For the fourth quarter of 2005, average deposits declined $147.8 million, or 1.99%, compared with the fourth quarter of 2004. During that time, increased noninterest bearing DDA partly offset decreasing levels in other core deposit categories. Average core deposits now account for 63.72% of deposits, compared to 62.86% at December 31, 2004.
Shareholders’ equity was $941.1 million at December 31, 2005. The Company’s capital position remains strong as tangible equity to assets was 7.96% at quarter-end. The common dividend per share paid in 2005 was $1.10, a $0.04 increase from 2004. The Company repurchased 2,368,516 shares in 2005, completing a 3,000,0000 share repurchase program authorized by the Board of Directors in July 2004.

4

Fourth Quarter 2005 Highlights
The Board of Directors of FirstMerit Corporation declared a quarterly cash dividend of $0.28 per share on the Corporation’s Common Stock, payable December 19, 2005, to shareholders of record on November 28, 2005.
FirstMerit Bank ushered in a new group of relationship-based, interest-bearing retail checking accounts to help customers earn more on their balances. The bank’s new FirstMerit Gold Checking(SM) and FirstMerit Diamond Checking(SM) complement its free checking account. The new products give customers an opportunity to earn interest and waive fees based on balances, account activity and loan relationships with the bank.
FirstMerit Bank announces the availability of a Mini Check & Cash Card(R) for customers on-the-go. The new card is a miniature version of the Bank’s Check & Cash Card(R) and works the same as the original version, deducting money from the customer’s checking account each time they make a purchase.
Conference Call Information:
FirstMerit Corporation will host a conference call today, January 19, 2006, at 2P.M. EST.
FirstMerit’s senior management will host an earnings conference call on January 19, 2006, at 2:00 p.m. Eastern time to provide an overview of fourth quarter and full year results and highlights. To participate in the conference call, please dial (800) 322-0079 ten minutes before start time and provide the reservation number: 6925846.
A replay of the conference call will be available at approximately 4:30 p.m., on January 19, 2006 through February 19, 2006, by dialing (877) 519-4471, and entering the PIN: 6925846.
The fourth quarter earnings release will be available at approximately 7:30 a.m. on the Internet at http://www.firstmerit.com under the Investor Relations portion of the Web site. Any material non-public information that might be disclosed during the conference call will be posted on the Web site immediately after the conference call ends.
FirstMerit Corporation is a diversified financial services company headquartered in Akron, Ohio, with assets of $10.2 billion as of December 31, 2005 and 160 banking offices in 24 Ohio and Western Pennsylvania counties. FirstMerit provides a complete range of banking and other financial services to consumers and businesses through its core operations. Principal wholly-owned subsidiaries include: FirstMerit Bank, N.A., FirstMerit Mortgage Corporation, FirstMerit Title Agency, Ltd., FirstMerit Credit Life Insurance Company, and FirstMerit Community Development Corporation.

5

Forward-Looking Statement
This release contains forward-looking statements relating to present or future trends or factors affecting the banking industry, and specifically the financial condition and results of operations, including without limitation, statements relating to the earnings outlook of the Company, as well as its operations, markets and products. Actual results could differ materially from those indicated. Among the important factors that could cause results to differ materially are interest rate changes, continued softening in the economy, which could materially impact credit quality trends and the ability to generate loans, changes in the mix of the Company’s business, competitive pressures, changes in accounting, tax or regulatory practices or requirements and those risk factors detailed in the Company’s periodic reports and registration statements filed with the Securities and Exchange Commission. The Company undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this release.

6

FIRSTMERIT CORPORATION AND SUBSIDIARIES Consolidated Financial Highlights

	Quarters
(Unaudited)	2005	2005	2005	2005	2004
(Dollars in thousands)	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr

EARNINGS
Net interest income FTE (a)	$88,152	88,347	88,432	86,685	87,993
Provision for loan losses	10,860	9,974	5,972	11,614	9,358
Other income	47,586	47,846	50,095	44,939	39,402
Other expenses	79,274	78,926	79,397	75,911	80,279
FTE adjustment (a)	650	641	655	675	669
Net income	31,166	36,594	36,145	30,088	28,369
Diluted EPS	0.38	0.43	0.43	0.36	0.33

PERFORMANCE RATIOS
Return on average assets (ROA)	1.21%	1.41%	1.40%	1.19%	1.12%
Return on average common equity (ROE)	12.98%	14.90%	15.07%	12.48%	11.49%
Net interest margin FTE (a)	3.73%	3.70%	3.74%	3.73%	3.76%
Efficiency ratio	58.26%	57.81%	57.14%	58.33%	60.69%
Number of full-time equivalent employees	3,057	3,073	3,078	3,081	3,158

MARKET DATA
Book value/common share	$11.43	11.65	11.69	11.32	11.66
Period-end common share mkt value	25.91	26.79	26.11	26.76	28.49
Market as a % of book	227%	230%	223%	236%	244%
Cash dividends/common share	$0.28	0.28	0.27	0.27	0.27
Common stock dividend payout ratio	73.68%	65.12%	62.79%	75.00%	81.82%
Average basic common shares	82,786	83,489	83,603	84,097	84,286
Average diluted common shares	83,082	83,978	83,890	84,497	84,777
Period end common shares	82,335	83,442	83,522	83,612	84,191
Common shares repurchased	1,228,293	178,872	145,143	816,208	197,235
Common stock market capitalization	$2,133,300	2,235,411	2,180,759	2,237,457	2,398,602

ASSET QUALITY
Gross charge-offs	$17,736	14,207	15,422	16,740	17,873
Net charge-offs	13,379	10,002	10,278	11,795	12,553
Allowance for loan losses (b)	90,261	92,780	92,808	97,115	97,296
Reserve for unfunded lending commitments (b)	6,072	5,857	5,785	6,479	5,774
Nonperforming assets (NPAs)	60,715	51,398	53,985	46,703	45,891
Net charge-off/average loans ratio	0.79%	0.60%	0.62%	0.74%	0.78%
Allowance for loan losses/period-end loans	1.35%	1.39%	1.40%	1.49%	1.51%
Allowance for credit losses/period-end loans (c)	1.44%	1.47%	1.49%	1.59%	1.60%
NPAs/loans and other real estate	0.91%	0.77%	0.82%	0.71%	0.71%
Allowance for loan losses/nonperforming loans	177.96%	221.46%	208.74%	235.71%	240.14%
Allowance for credit losses/nonperforming loans (c)	189.93%	235.44%	221.76%	251.44%	254.39%

CAPITAL & LIQUIDITY
Period-end tangible equity to assets	7.96%	8.17%	8.19%	7.93%	8.39%
Average equity to assets	9.33%	9.46%	9.32%	9.56%	9.70%
Average equity to loans	14.22%	14.66%	14.58%	15.06%	15.26%
Average loans to deposits	92.11%	91.73%	90.16%	88.27%	86.69%

AVERAGE BALANCES
Assets (b)	$10,211,619	10,295,827	10,329,167	10,226,765	10,120,109
Deposits	7,273,980	7,245,562	7,321,860	7,354,689	7,421,815
Loans	6,699,997	6,646,112	6,601,204	6,492,044	6,434,115
Earning assets	9,368,139	9,465,288	9,489,431	9,421,693	9,314,744
Shareholders’ equity	952,715	974,147	962,239	977,888	982,147

ENDING BALANCES
Assets (b)	$10,166,577	10,290,243	10,314,268	10,274,154	10,122,627
Deposits	7,233,650	7,352,026	7,173,857	7,324,551	7,365,447
Loans	6,686,243	6,695,290	6,611,011	6,530,546	6,433,083
Goodwill	139,245	139,245	139,245	139,245	139,245
Intangible assets	3,756	3,978	4,200	4,424	4,647
Earning assets	9,275,305	9,429,183	9,492,583	9,453,738	9,343,491
Total shareholders’ equity	941,090	972,348	976,016	946,731	981,257
NOTES:

(a)	- Net interest income on a fully tax-equivalent (“FTE”) basis restates interest on tax-exempt securities and loans as if such interest were subject to federal income tax at the statutory rate. Net interest income on an FTE basis is not an accounting principle generally accepted in the United States of America.

(b)	- As of December 31, 2004, the reserve for unfunded lending commitments has been reclassified from the allowance for loan losses to other liabilities. Amounts presented prior to December 31, 2004, have been reclassified to conform to the current presentation.

(c)	- The allowance for credit losses is the sum of the allowance for loan losses and the reserve for unfunded lending commitments.

FIRSTMERIT CORPORATION AND SUBSIDIARIES CONSOLIDATED BALANCE SHEETS

(In thousands)
(Unaudited, except December 31, 2004, which is derived from the	December 31,	December 31,
audited financial statements)	2005	2004
ASSETS
Cash and due from banks	$225,953	169,052
Investment securities (at fair value) and federal funds sold	2,546,496	2,862,015
Loans held for sale	42,566	48,393
Loans:
Commercial loans	3,538,399	3,290,819
Mortgage loans	628,581	639,715
Installment loans	1,524,355	1,592,781
Home equity loans	778,697	676,230
Credit card loans	145,592	145,042
Leases	70,619	88,496

Total loans	6,686,243	6,433,083
Less allowance for loan losses	(90,261)	(97,296)

Net loans	6,595,982	6,335,787
Premises and equipment, net	120,420	121,198
Goodwill	139,245	139,245
Intangible assets	3,756	4,647
Accrued interest receivable and other assets	492,159	442,290

Total assets	$10,166,577	10,122,627

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Demand-non-interest bearing	$1,523,731	1,470,543
Demand-interest bearing	830,248	841,595
Savings and money market accounts	2,304,177	2,384,510
Certificates and other time deposits	2,575,494	2,668,799

Total deposits	7,233,650	7,365,447

Securities sold under agreements to repurchase	1,426,037	1,336,471
Wholesale borrowings	401,104	300,220
Accrued taxes, expenses, and other liabilities	164,696	139,232

Total liabilities	9,225,487	9,141,370

Commitments and contingencies

Shareholders’ equity:
Preferred stock, without par value: authorized and unissued 7,000,000 shares
	—	—
Preferred stock, Series A, without par value: designated 800,000 shares; none outstanding
	—	—
Convertible preferred stock, Series B, without par value: designated 220,000 shares; none outstanding
	—	—
Common stock, without par value: authorized 300,000,000 shares; issued 92,026,350 at December 31, 2005 and December 31, 2004
	127,937	127,937
Capital surplus	108,210	110,513
Accumulated other comprehensive loss	(42,850)	(14,208)
Retained earnings	997,997	956,802
Treasury stock, at cost, 9,691,424 and 7,835,399 shares at December 31, 2005, December 31, 2004, respectively
	(250,204)	(199,787)

Total shareholders’ equity	941,090	981,257

Total liabilities and shareholders’ equity	$10,166,577	10,122,627

The accompanying notes are an integral part of the consolidated financial statements.

FIRSTMERIT CORPORATION AND SUBSIDIARIES AVERAGE CONSOLIDATED BALANCE SHEETS

	Quarterly Periods
(Unaudited)	December 31,	September 30,	June 30,	March 31,	December 31,
(Dollars in thousands)	2005	2005	2005	2005	2004
ASSETS
Cash and due from banks	$192,189	197,412	197,548	190,740	198,077
Investment securities/fed funds sold	2,619,248	2,764,724	2,833,818	2,876,415	2,831,253
Loans held for sale	48,894	54,452	54,409	53,234	49,376
Loans:
Commercial loans	3,519,807	3,441,231	3,434,946	3,346,425	3,272,545
Mortgage loans	637,877	641,532	641,865	646,528	642,569
Installment loans	1,556,212	1,594,801	1,601,775	1,598,953	1,612,132
Home equity loans	772,757	754,492	704,054	674,913	670,366
Credit card loans	142,743	140,873	137,919	141,440	141,953
Leases	70,601	73,183	80,645	83,785	94,550

Total loans	6,699,997	6,646,112	6,601,204	6,492,044	6,434,115
Less allowance for loan losses (a)	91,916	91,852	96,342	96,438	99,675

Net loans	6,608,081	6,554,260	6,504,862	6,395,606	6,334,440

Total earning assets	9,368,139	9,465,288	9,489,431	9,421,693	9,314,744

Premises and equipment, net	117,387	117,471	118,392	119,916	121,147
Accrued interest receivable and other assets	625,820	607,508	620,138	590,854	585,816

TOTAL ASSETS	$10,211,619	10,295,827	10,329,167	10,226,765	10,120,109

LIABILITIES
Deposits:
Demand-non-interest bearing	$1,488,679	1,457,487	1,470,673	1,447,226	1,462,830
Demand-interest bearing	817,009	838,549	834,708	820,974	829,650
Savings and money market accounts	2,332,528	2,333,331	2,370,280	2,392,023	2,423,790
Certificates and other time deposits	2,635,764	2,616,195	2,646,199	2,694,466	2,705,545

Total deposits	7,273,980	7,245,562	7,321,860	7,354,689	7,421,815

Securities sold under agreements to repurchase	1,443,740	1,478,857	1,385,644	1,326,242	1,262,156
Wholesale borrowings	375,167	442,035	498,088	412,149	300,550

Total funds	9,092,887	9,166,454	9,205,592	9,093,080	8,984,521
Accrued taxes, expenses and other liabilities (a)	166,017	155,226	161,336	155,797	153,441

Total liabilities	9,258,904	9,321,680	9,366,928	9,248,877	9,137,962

SHAREHOLDERS’ EQUITY
Preferred stock	—	—	—	—	—
Common stock	127,937	127,937	127,937	127,937	127,937
Capital surplus	108,303	108,564	108,559	108,478	110,217
Accumulated other comprehensive (loss) income	(39,834)	(25,682)	(26,883)	(16,998)	(12,559)
Retained earnings	994,301	982,419	968,408	960,740	953,566
Treasury stock	(237,992)	(219,091)	(215,782)	(202,269)	(197,014)

Total shareholders’ equity	952,715	974,147	962,239	977,888	982,147

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$10,211,619	10,295,827	10,329,167	10,226,765	10,120,109

(a)	As of December 31, 2004, the reserve for unfunded lending commitments has been reclassified from the allowance for loan losses. Amounts presented prior to December 31, 2004 have been reclassified to conform to the current presentation.

AVERAGE CONSOLIDATED BALANCE SHEETS (Unaudited) Fully-tax Equivalent Interest Rates and Interest Differential

FIRSTMERIT CORPORATION AND SUBSIDIARIES	Three months ended			Three months ended			Three months ended			Three months ended
	December 31, 2005			September 30, 2005			June 30, 2005			March 31, 2005
	Average		Average	Average		Average	Average		Average	Average		Average
(Dollars in thousands)	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
ASSETS
Cash and due from banks	$192,189			197,412			197,548			190,740
Investment securities and federal funds sold:
U.S. Treasury securities and U.S. Government agency obligations (taxable)	2,266,774	21,651	3.79%	2,408,219	22,621	3.73%	2,478,319	23,722	3.84%	2,518,784	23,818	3.83%
Obligations of states and political subdivisions (tax exempt)	97,395	1,633	6.65%	99,273	1,638	6.55%	99,756	1,673	6.73%	101,571	1,763	7.04%
Other securities and federal funds sold	255,079	3,437	5.35%	257,232	3,056	4.71%	255,743	3,037	4.76%	256,060	2,763	4.38%

Total investment securities and federal funds sold	2,619,248	26,721	4.05%	2,764,724	27,315	3.92%	2,833,818	28,432	4.02%	2,876,415	28,344	4.00%

Loans held for sale	48,894	762	6.18%	54,452	660	4.81%	54,409	804	5.93%	53,234	627	4.78%
Loans	6,699,997	115,126	6.82%	6,646,112	110,535	6.60%	6,601,204	105,196	6.39%	6,492,044	99,546	6.22%

Total earning assets	9,368,139	142,609	6.04%	9,465,288	138,510	5.81%	9,489,431	134,432	5.68%	9,421,693	128,517	5.53%
Allowance for loan losses	(91,916)			(91,852)			(96,342)			(96,438)
Other assets	743,207			724,979			738,530			710,770

Total assets	$10,211,619			10,295,827			10,329,167			10,226,765

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Demand — non-interest bearing	$1,488,679	—	—	1,457,487	—	—	1,470,673	—	—	1,447,226	—	—
Demand — interest bearing	817,009	1,953	0.95%	838,549	1,732	0.82%	834,708	1,230	0.59%	820,974	956	0.47%
Savings and money market accounts	2,332,528	10,352	1.76%	2,333,331	8,700	1.48%	2,370,280	7,517	1.27%	2,392,023	6,375	1.08%
Certificates and other time deposits	2,635,764	23,831	3.59%	2,616,195	21,637	3.28%	2,646,199	20,696	3.14%	2,694,466	20,600	3.10%

Total deposits	7,273,980	36,136	1.97%	7,245,562	32,069	1.76%	7,321,860	29,443	1.61%	7,354,689	27,931	1.54%

Securities sold under agreements to repurchase	1,443,740	13,423	3.69%	1,478,857	12,535	3.36%	1,385,644	10,624	3.08%	1,326,242	8,841	2.70%
Wholesale borrowings	375,167	4,898	5.18%	442,035	5,559	4.99%	498,088	5,933	4.78%	412,149	5,059	4.98%

Total interest bearing liabilities	7,604,208	54,457	2.84%	7,708,967	50,163	2.58%	7,734,919	46,000	2.39%	7,645,854	41,831	2.22%

Other liabilities	166,017			155,226			161,336			155,797

Shareholders’ equity	952,715			974,147			962,239			977,888

Total liabilities and shareholders’ equity	$10,211,619			10,295,827			10,329,167			10,226,765

Net yield on earning assets	$9,368,139	88,152	3.73%	9,465,288	88,347	3.70%	9,489,431	88,432	3.74%	9,421,693	86,686	3.73%

Interest rate spread			3.20%			3.22%			3.30%			3.31%

Notes:	Interest income on tax-exempt securities and loans have been adjusted to a fully-taxable equivalent basis. Net interest income on a fully tax-equivalent (“FTE”) basis restates interest on tax-exempt securities and loans as if such interest were subject to federal income tax at the statutory rate. Net interest income on an FTE basis basis is not an accounting principle generally accepted in the United States of America. Nonaccrual loans have been included in the average balances.

FIRSTMERIT CORPORATION AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

	Quarters ended		Twelve months ended
(Unaudited)	December 31,		December 31,
(In thousands except per share data)	2005	2004	2005	2004
Interest income:
Interest and fees on loans, including held for sale	$115,850	98,792	433,143	385,919
Interest and dividends on investment securities and federal funds sold	26,109	26,590	108,303	111,476

Total interest income	141,959	125,382	541,446	497,395

Interest expense:
Interest on deposits:
Demand-interest bearing	1,953	704	5,871	2,152
Savings and money market accounts	10,352	5,310	32,944	19,145
Certificates and other time deposits	23,831	20,463	86,764	81,540
Interest on securities sold under agreements to repurchase	13,423	7,182	45,423	26,259
Interest on wholesale borrowings	4,898	4,399	21,449	17,494

Total interest expense	54,457	38,058	192,451	146,590

Net interest income	87,502	87,324	348,995	350,805
Provision for loan losses	10,860	9,358	38,420	73,923

Net interest income after provision for loan losses	76,642	77,966	310,575	276,882

Other income:
Trust department income	5,430	5,315	22,134	21,595
Service charges on deposits	17,884	15,135	69,065	62,162
Credit card fees	10,601	9,937	40,972	37,728
ATM and other service fees	3,157	2,892	12,867	11,879
Bank owned life insurance income	3,092	3,113	12,264	12,314
Investment services and insurance	2,696	2,560	10,608	12,850
Manufactured housing income	3	10	148	165
Investment securities gains, net	39	(4,508)	1,926	(2,997)
Loan sales and servicing income	1,668	2,033	6,397	6,075
Other operating income	3,016	2,915	14,085	12,514

Total other income	47,586	39,402	190,466	174,285

Other expenses:
Salaries, wages, pension and employee benefits	40,790	40,756	163,683	160,052
Net occupancy expense	5,746	5,468	23,730	22,557
Equipment expense	4,152	3,347	13,301	13,345
Stationery, supplies and postage	2,546	2,821	10,050	10,716
Bankcard, loan processing and other costs	7,042	6,355	24,012	24,307
Professional services	3,389	3,785	12,014	13,688
Amortization of intangibles	222	222	889	889
Other operating expense	15,387	17,525	65,829	66,375

Total other expenses	79,274	80,279	313,508	311,929

Income before income tax expense	44,954	37,089	187,533	139,238
Federal income taxes	13,788	8,720	53,540	36,024

Net income	$31,166	28,369	133,993	103,214

Other comprehensive income (loss), net of taxes
Unrealized securities’ holding gains (losses), net of taxes	(5,736)	(3,751)	(24,041)	(6,679)
Minimum pension liability adjustment, net of taxes	(3,166)	(2)	(3,349)	(2)
Less: reclassification adjustment for securities’ gains (losses) realized in net income, net of taxes	25	845	1,252	(1,948)

Total other comprehensive income (loss), net of taxes	(8,927)	(4,598)	(28,642)	(4,733)

Comprehensive income	$22,239	23,771	105,351	98,481

Net income applicable to common shares	$31,166	28,369	133,993	103,214

Net income used in diluted EPS calculation	$31,169	28,377	134,011	103,244

Weighted average number of common shares outstanding — basic	82,786	84,286	83,490	84,601

Weighted average number of common shares outstanding — diluted	83,082	84,777	83,844	84,996

Basic earnings per share	$0.38	0.34	1.60	1.22

Diluted earnings per share	$0.38	0.33	1.60	1.21

Dividend per share	$0.28	0.27	1.10	1.06

Note: Certain prior year balances have been reclassified to conform to the current year presentation.
The accompanying notes are an integral part of the consolidated financial statements.

FIRSTMERIT CORPORATION AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME—LINKED QUARTERS

			Quarterly Results
(Unaudited)	2005	2005	2005	2005	2004
(Dollars in thousands, except share data)	4th Q	3rd Q	2nd Q	1st Q	4th Q
Interest and fees on loans, including held for sale	$115,850	111,169	105,975	100,149	98,792
Interest and dividends — securities and federal funds sold	26,109	26,700	27,802	27,692	26,590

Total interest income	141,959	137,869	133,777	127,841	125,382

Interest on deposits:
Demand-interest bearing	1,953	1,732	1,230	956	704
Savings and money market accounts	10,352	8,700	7,517	6,375	5,310
Certificates and other time deposits	23,831	21,637	20,696	20,600	20,463
Securities sold under agreements to repurchase	13,423	12,535	10,624	8,841	7,182
Wholesale borrowings	4,898	5,559	5,933	5,059	4,399

Total interest expense	54,457	50,163	46,000	41,831	38,058

Net interest income	87,502	87,706	87,777	86,010	87,324
Provision for loan losses	10,860	9,974	5,972	11,614	9,358

Net interest income after provision for loan losses	76,642	77,732	81,805	74,396	77,966

Other income:
Trust department income	5,430	5,515	5,684	5,505	5,315
Service charges on deposits	17,884	18,561	17,800	14,820	15,135
Credit card fees	10,601	10,437	10,523	9,411	9,937
ATM and other service fees	3,157	3,453	3,298	2,959	2,892
Bank owned life insurance income	3,092	3,074	3,024	3,074	3,113
Investment services and insurance	2,696	2,226	2,828	2,858	2,560
Manufactured housing income	3	3	40	102	10
Investment securities gains (losses), net	39	40	(25)	1,872	(4,508)
Loan sales and servicing income	1,668	2,076	1,520	1,133	2,033
Other operating income	3,016	2,461	5,403	3,205	2,915

Total other income	47,586	47,846	50,095	44,939	39,402

Other expenses:
Salaries, wages, pension and employee benefits	40,790	42,149	41,351	39,393	40,756
Net occupancy expense	5,746	5,567	5,881	6,536	5,468
Equipment expense	4,152	2,962	3,002	3,185	3,347
Stationery, supplies and postage	2,546	2,559	2,484	2,461	2,821
Bankcard, loan processing and other costs	7,042	5,802	5,444	5,724	6,355
Professional services	3,389	2,632	3,843	2,150	3,785
Amortization of intangibles	222	222	222	223	222
Other operating expense	15,387	17,033	17,170	16,239	17,525

Total other expenses	79,274	78,926	79,397	75,911	80,279

Income before income tax expense	44,954	46,652	52,503	43,424	37,089
Federal income taxes	13,788	10,058	16,358	13,336	8,720

Net income	$31,166	36,594	36,145	30,088	28,369

Other comprehensive income (loss), net of taxes	(8,927)	(14,272)	18,540	(23,983)	(823)

Comprehensive income	$22,239	22,322	54,685	6,105	27,546

Net income applicable to common shares	31,166	36,594	36,145	30,088	28,369

Adjusted net income used in diluted EPS calculation	31,169	36,601	36,152	30,095	28,377

Weighted-average common shares — basic	82,786	83,489	83,603	84,097	84,286

Weighted-average common shares — diluted	83,082	83,978	83,890	84,497	84,777

Basic net income per share	$0.38	0.44	0.43	0.36	0.34

Diluted net income per share	$0.38	0.43	0.43	0.36	0.33

Note: Certain prior year balances have been reclassified to conform to the current year presentation.

FIRSTMERIT CORPORATION AND SUBSIDIARIES ASSET QUALITY INFORMATION

			Quarterly Periods			Annual Period
(Unaudited, except December 31, 2004 annual period which is derived from the audited financial statements)	Dec 31	Sep 30	June 30	Mar 31	Dec 31	Dec 31
(Dollars in thousands, except ratios)	2005	2005	2005	2005	2004	2004
Allowance for Credit Losses (a)
Allowance for loan losses, beginning of period (b)	$92,780	92,808	97,115	97,296	100,491	91,459
Allowance related to loans sold	—	—	—	—	—	(12,671)
Provision for loan losses	10,860	9,974	5,971	11,614	9,358	73,923
Charge-offs	17,736	14,207	15,422	16,740	17,873	78,999
Recoveries	4,357	4,205	5,144	4,945	5,320	23,584

Net charge-offs	13,379	10,002	10,278	11,795	12,553	55,415

Allowance for loan losses, end of period	$90,261	92,780	92,808	97,115	97,296	97,296

Reserve for unfunded lending commitments, beginning of period (b)	$5,857	5,785	6,479	5,774	5,619	6,094
Provision for credit losses	215	72	(694)	705	155	(320)

Reserve for unfunded lending commitments, end of period	$6,072	5,857	5,785	6,479	5,774	5,774

Allowance for Credit Losses	$96,333	98,637	98,593	103,594	103,070	103,070

Ratios (a) (b)

Provision for loan losses as a % of average loans	0.64%	0.60%	0.36%	0.73%	0.58%	1.13%
Provision for credit losses as a % of average loans	0.01%	0.00%	-0.04%	0.04%	0.01%	0.00%
Net charge-offs as a % of average loans	0.79%	0.60%	0.62%	0.74%	0.78%	0.85%
Allowance for loan losses as a % of period-end loans	1.35%	1.39%	1.40%	1.49%	1.51%	1.51%
Allowance for credit losses as a % of period-end loans	1.44%	1.47%	1.49%	1.59%	1.60%	1.60%
Allowance for loan losses as a % of nonperforming loans	177.96%	221.46%	208.74%	235.71%	240.14%	240.14%
Allowance for credit losses as a % of nonperforming loans	189.93%	235.44%	221.76%	251.44%	254.39%	254.39%

Asset Quality

Impaired loans:
Nonaccrual	$42,634	34,144	38,124	34,207	33,831	33,831

Other nonperforming loans:
Nonaccrual	8,086	7,751	6,336	6,994	6,685	6,685

Total nonperforming loans	50,720	41,895	44,460	41,201	40,516	40,516

Other real estate (“ORE”)	9,995	9,503	9,525	5,502	5,375	5,375

Total nonperforming assets (“NPAs”)	$60,715	51,398	53,985	46,703	45,891	45,891

NPAs as % of period-end loans + ORE	0.91%	0.77%	0.82%	0.71%	0.71%	0.71%

Past due 90 days or more & accruing interest	$17,931	21,451	17,969	22,899	20,703	20,703

(a)	The allowance for credit losses is the sum of the allowance for loan losses and the reserve for unfunded lending commitments.

(b)	As of December 31, 2004, the reserve for unfunded lending commitments has been reclassified from the allowance for loan losses. Amounts presented prior to December 31, 2004 have been reclassified to conform to the current presentation.

FIRSTMERIT CORPORATION NONINTEREST INCOME AND NONINTEREST EXPENSE DETAIL

(Unaudited)	2005	2005	2005	2005	2004
(Dollars in thousands)	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr
QUARTERLY OTHER INCOME DETAIL
Trust department income	$5,430	5,515	5,684	5,505	5,315
Service charges on deposits	17,884	18,561	17,800	14,820	15,135
Credit card fees	10,601	10,437	10,523	9,411	9,937
ATM and other service fees	3,157	3,453	3,298	2,959	2,892
Bank owned life insurance income	3,092	3,074	3,024	3,074	3,113
Investment services and insurance	2,696	2,226	2,828	2,858	2,560
Manufactured housing income	3	3	40	102	10
Investment securities gains (losses), net	39	40	(25)	1,872	(4,508)
Loan sales and servicing income	1,668	2,076	1,520	1,133	2,033
Other operating income	3,016	2,461	5,403	3,205	2,915

Total Other Income	$47,586	47,846	50,095	44,939	39,402

	2005	2005	2005	2005	2004
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr
QUARTERLY OTHER EXPENSES DETAIL
Salaries, wages, pension and employee benefits	$40,790	42,149	41,351	39,393	40,756
Net occupancy expense	5,746	5,567	5,881	6,536	5,468
Equipment expense	4,152	2,962	3,002	3,185	3,347
Taxes, other than federal income taxes	1,578	849	880	735	908
Stationery, supplies and postage	2,546	2,559	2,484	2,461	2,821
Bankcard, loan processing and other costs	7,042	5,802	5,444	5,724	6,355
Advertising	1,415	1,863	3,182	1,244	2,984
Professional services	3,389	2,632	3,843	2,150	3,785
Telephone	1,136	1,206	1,095	1,119	1,204
Amortization of intangibles	222	222	222	223	222
Other operating expense	11,258	13,115	12,013	13,141	12,429

Total Other Expenses	$79,274	78,926	79,397	75,911	80,279

Note: Certain prior year balances have been reclassified to conform to the current year presentation.

FIRSTMERIT CORPORATION AND SUBSIDIARIES ALLOWANCE FOR LOAN LOSSES — Net Charge-off Detail

	Quarters ended		Year ended
(Unaudited)	December 31,		December 31,
(Dollars in thousands)	2005	2004	2005	2004
Allowance for loan losses — beginning of period (a)	$92,780	100,491	97,296	91,459
Loans charged off:
Commercial	2,890	4,245	14,349	25,073
Mortgage	639	576	1,721	1,174
Installment	9,063	9,196	29,307	35,958
Home equity	1,099	763	4,340	3,085
Credit cards	3,587	2,549	11,320	11,254
Manufactured housing	—	—	—	443
Leases	458	544	3,068	2,012

Total	17,736	17,873	64,105	78,999

Recoveries:
Commercial	1,256	1,227	4,166	6,068
Mortgage	13	—	190	42
Installment	1,878	2,757	9,495	11,545
Home equity	374	357	1,302	1,430
Credit cards	489	655	2,348	2,920
Manufactured housing	203	192	710	1,088
Leases	144	122	439	491

Total	4,357	5,320	18,650	23,584

Net charge-offs	13,379	12,553	45,455	55,415
Allowance related to loans sold	—	—	—	(12,671)
Provision for loan losses	10,860	9,358	38,420	73,923

Allowance for loan losses — end of period	$90,261	97,296	90,261	97,296

Average loans outstanding	$6,699,997	6,434,115	6,610,509	6,493,472

Ratio to average loans:
(Annualized) net charge-offs	0.79%	0.78%	0.69%	0.85%

Provision for loan losses	0.64%	0.58%	0.58%	1.14%

Loans outstanding — period-end	$6,686,243	6,433,083	6,686,243	6,433,083

Allowance for loan losses:
As a percent of period-end loans outstanding	1.35%	1.51%	1.35%	1.51%

As a multiple of (annualized) net charge-offs	1.70	1.95	1.99	1.76

As a multiple of (annualized) net charge-offs and allowance related to loans sold	1.70	1.95	1.99	1.43

(a)	As of December 31, 2004, the reserve for unfunded lending commitments has been reclassified from the allowance for loan losses to other liabilities. Amounts presented prior to December 31, 2004 have been reclassified to conform to the current presentation.